UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2017

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140

(Address of principal executive offices) (zip code)

844-937-9547

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry Into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant

On December 26, 2017, Workhorse Group Inc. (the “Company”) announced its plans to spin-off SureFly, Inc., a Delaware company and indirect wholly-owned subsidiary of the Company (“SureFly”) which encompasses the Company’s aviation division into a separate publicly traded company. The Company intends to retain a portion of the ownership of SureFly following the completion of the spin-off. The press release regarding the spin-off of SureFly is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, on December 26, 2017, as part of its initial efforts to spin-off SureFly, the Company entered into a Securities Purchase Agreement with several existing institutional investors (the “Spin-Off Investors”) pursuant to which the company issued original issue discount Senior Secured Notes (the “Notes”) in the aggregate principal amount of $5,750,000 in consideration of gross proceeds of $5,000,000 paid by the Spin-Off Investors.

The Notes do not bear interest and mature on June 30, 2018. Workhorse Technologies Inc., an Ohio company and a wholly-owned subsidiary of the company (“WTI”) and SureFly entered into a Guaranty with the Spin-Off Investors, SureFly entered into a Pledge and Security Agreement with the Spin-Off Investors and WTI entered into a Pledge Agreement with the Spin-Off Investors.

The Spin-Off Investors have the right but not the obligation to convert the Notes into Series A Preferred Stock of SureFly at a pre-money valuation of $33,000,000 and warrants to purchase a number of shares of common stock equal to 30% of the number of shares of common stock underlying the Series A Preferred Stock at an exercise price equal to 125% of the conversion price of the Series A Preferred Stock.

The issuance of the Notes is being made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended.

The above descriptions of the agreements and the Notes are qualified in their entirety by reference to the forms attached hereto as exhibits.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Description
4.1	Form of Senior Secured Note dated December 26, 2017
10.1	Form of Securities Purchase Agreement dated December 26, 2017
10.2	Form of Pledge and Security Agreement dated December 26, 2017
10.3	Form of Pledge Agreement dated December 26, 2017
10.4	Form of Guaranty dated December 26, 2017
10.5	Bill of Sale entered between Workhorse Group Inc. and SureFly, Inc. dated December 26, 2017
99.1	Press release regarding spin-off of SureFly

Forward-Looking Statements

This report includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ materially include, but are not limited to: our limited operations and need to expand in the near future to fulfill product orders; risks associated with obtaining orders and executing upon such orders; the ability to protect our intellectual property; the potential lack of market acceptance of our products; potential competition; our inability to retain key members of our management team; our inability to raise additional capital to fund our operations and business plan; our inability to maintain our listing of our securities on the Nasdaq Capital Market; our ability to continue as a going concern; our liquidity and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission (“SEC”), including our annual report on Form 10-K filed with the SEC. Workhorse expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: December 27, 2017	By:	/s/ Paul Gaitan
	Name: Title:	Paul Gaitan Chief Financial Officer

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